                                                                  EXHIBIT 10.8.1

                        AMENDMENT A TO LICENSE AGREEMENT

This amendment agreement (the "Amendment A") is entered into by the parties to the existing license agreement effective November 9, 2002 (the "Prior Agreement") between The Regents of the University of California, Department of Energy contract-operators of the Ernest Orlando Lawrence Berkeley National Laboratory, 1 Cyclotron Road, Berkeley, CA 94720, ("Berkeley Lab"), and Nanosys, Inc., a Delaware corporation ("Licensee") having its principal place of business at 2625 Hanover St., Palo Alto, CA 94304.

For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Berkeley Lab and Licensee agree as follows:

I.       BACKGROUND

The Berkeley Lab and Licensee are parties to the Prior Agreement (Berkeley Lab reference L-03-1364) relating generally to certain inventions characterized as nanocrystals and related technology.

The Berkeley Lab and Licensee would like to amend the Prior Agreement by way of this Amendment A to include license rights to certain new inventions made in the course of research at Berkeley Lab by Dr. Paul Alivasatos and colleagues under Berkeley Lab's contract with the United States Department of Energy ("DOE"), relating generally to photovoltaic applications of nanocrystals and related technology.

II.      AMENDMENT FEE

Licensee shall pay to the Berkeley Lab an Amendment Fee in the amount of [*** Redacted], which accrues upon execution of this Amendment, with [*** Redacted] being payable within 30 days of the execution of this Amendment, and the remaining [*** Redacted] being payable within 12 months of the execution date of this Amendment.

III.     AMENDMENTS TO THE PRIOR AGREEMENT

A. Paragraph 5.1 of the Prior Agreement is hereby deleted in its entirety and replaced with the following amended paragraph 5.1:

         5.1 Following an initial public offering or series of public offerings of Licensee securities which raises in the aggregate at least $5 million or sale of all or substantially all of the assets or equity of Licensee in a


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                  transaction(s) worth at least $5 million ("Offering"), Licensee shall pay to Berkeley Lab the equivalent of the price at the Offering of 70,000 shares of Licensee's common stock. Such payments shall be made in installments with one-third payable 9 months from the Offering, one-third payable 18 months from the Offering and one-third payable 26 months from the Offering. Such payments shall include interest from the date of the Offering to the date such payment is made. Interest shall be compounded on the date such payment is made, and shall be charged at the prime lending rate as published in the Wall Street Journal on the date such payment is made. Licensee shall adjust the 70,000 shares to take into account any stock splits or reverse stock splits since the Effective Date.

B. Paragraph 7.4 of the Prior Agreement is hereby amended to insert after paragraph 7.4.l0. the following additional paragraphs:

         7.4.11 by 24 months from the Effective Date, have expended at least [*** Redacted] in the aggregate for direct costs in research and development for technology directly related to photovoltaic applications that use Licensed Patents;

         7.4.12 by 24 months from the Effective Date, provide Berkeley Lab with a commercialization plan for nanocomposite photovoltaic devices based upon the Licensed Patents;

         7.4.13 by 48 months from the Effective Date, produce in Licensee's facility, a working prototype photovoltaic device with at least [*** Redacted];

         7.4.14 by 60 months from the Effective Date, make commercial sales of Licensed Products that are photovoltaic devices

C. Paragraph 9.1 of the Prior Agreement is hereby deleted in its entirety and replaced with the following amended paragraph 9.1:

         9.1 Licensee shall keep books and records accurately showing all work performed in satisfaction of Article 7 and all Licensed Products manufactured, used, sold or imported under the terms of this Agreement, including without limitation books and records related to licenses for Third Party Patents under paragraph 6.4. Licensee shall preserve those

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                       2

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                  books and records for at least five years from the date of the work performed or the royalty payment to which they pertain and shall open them to inspection by representatives or agents of Berkeley Lab at reasonable times. Licensee shall render all assistance reasonably requested by Berkeley Lab for the purposes of carrying out such inspections and examination of Licensee's royalty payments and performance under Article 7.

D. Exhibit 1 and Exhibit 2 of the Prior Agreement are hereby deleted in their entirety and replaced with the attached amended Exhibit 1 and
         Exhibit 2.

IV.      NO OTHER AMENDMENTS

Unless expressly amended herein or by subsequent amendments agreed to by the parties in a signed written amendment, all other terms of the Prior Agreement, including but not limited to terms related to interpretation and enforcement of the Prior Agreement, shall remain in full force and effect as originally agreed to in the Prior Agreement, and shall apply equally to the terms of this Amendment A.

Berkeley Lab and Licensee execute this Agreement in duplicate originals through their duly authorized respective officers in one or more counterparts, that taken together, are but one instrument.

THE RECENTS OF THE UNIVERSITY            NANOSYS, INC.
OF CALIFORNIA, THROUGH THE
ERNEST ORLANDO LAWRENCE
BERKELEY NATIONAL LABORATORY

By /s/ Piermaria Oddone                  By  /s/ Lawrence Bock
   -------------------------------           --------------------------
        (Signature)                                (Signature)

By   Piermaria Oddone                    By      Lawrence Bock

Title  Deputy Laboratory Director        Title    President

Date  3/18/03                            Date    3/20/03

      Approved as to form
      /s/ Glenn R. Woods
      ---------------------
      GLENN R. WOODS
      LAWRENCE BERKELEY NATIONAL LABORATORY

                                    EXHIBIT 1

                          LICENSED (EXCLUSIVE) PATENTS

BERKELEY LAB
CASE NUMBER                      PATENT APPLICATION/PATENT

IB-1810 The following Provisional U.S. Patent Applications by A. Paul Alivisatos, Wendy U. Huynh, and Janke J. Dittmer:

                  (1) 60/365,401, filed March 18, 2002, entitled Solar Cells, Photovoltaic Devices and Photodectectors Based on Inorganic Nanorods and Other 3D Objects Based on Nanorods;

                  (2) 60/381,660, filed May 17, 2002, entitled, Hybrid
                  Nanorod-Polymer Solar Cells;

                  (3) 60/381,667, filed May 17, 2002, entitled, Hybrid
                  Nanorod-Polymer Solar Cells

IB-1783 US Patent Application Serial Number 10/280,135, filed 10/23/02, entitled, Semiconductor Liquid Crystal Composition and Methods for Making Same, by A. Paul Alivisatos and Liang-shi Li

IB-1783PCT        Patent Application filed under Chapter I of the Patent
                  Cooperation Treaty, Serial Number PCT/US02/33970, filed
                  10/23/02, entitled, Quantum Rod Liquid Crystals, by A. Paul
                  Alivisatos and Liang-shi Li

IB-1576 US Patent Application Serial Number 09/702,219, filed 10/30/00, entitled, Process for Making Surfactant-capped Nanocrystals, by A. Paul Alivisatos and Joerg Rockenberger

IB-1576A US Patent Application Serial Number 09/721,126, filed 11/22/00, entitled, A Process for Making Surfactant Capped Nanocrystals and Products Produced by the Process, by A. Paul Alivisatos and Joerg Rockenberger

IB-1402           [*** Redacted]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT 2

                        LICENSED (FOU EXCLUSIVE) PATENTS

BERKELEY LAB                         PATENT APPLICATION/PATENT
CASE NUMBER

IB-1773 U.S. patent application, Serial Number 10/301,510, filed 11/22/02, entitled Shaped Nanocrystal Particles and Methods for Making the Same, by A. Paul Alivisatos, Erik Scher, and Liberato Manna

IB-1773PCT        Patent Application filed under Chapter I of the Patent
                  Cooperation Treaty, Serial Number pending, filed 11/22/02, entitled, Shaped Nanocrystal Particles and Methods for Making the Same, by A. Paul Alivisatos, Erik Scher, and Liberato
                  Manna

IB-1527A US Patent Number 6,225,198, issued May 1, 2001, entitled Process for Forming Shaped Group II-VI Semiconductor Nanocrystals, and Product Formed Using Process, by A. Paul Alivisatos, Xiaogang Peng, and Liberato Manna

IB-1527B US Patent Number 6,306,736, issued October 23, 2001, entitled Process for Forming Shaped Group III-V Semiconductor Nanocrystals, and Product Formed Using Process, by A. Paul Alivisatos, Xiaogang Peng, and Liberato Manna

IB-1330 US Patent Number 5,990,479, issued November 23, 1999, entitled Organoluminescent Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-1330JP         Japanese Patent Application Number 11-80598, filed 3/24/99, entitled, Semiconductor Nanocrystal Probes for Biological
                  Applications and Process for Making and Using Such Probes, by
                  Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-1330A US Patent Number 6,207,392, issued March 27, 2001, entitled Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-1330A-EPO      European Patent Organization Application number 00915944.3, filed 2/28/00, entitled Semiconductor Nanocrystal Probes for
                  Biological Applications and Process for Making and Using Such
                  Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul
                  Alivisatos

IB-1330A-CA       Canadian Patent Application Number 2366303, filed 8/10/01, entitled Semiconductor Nanocrystal Probes for Biological
                  Applications and Process for Making and Using Such Probes, by
                  Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-1330A-JP       Japanese Patent Application Number 2000-605212, entitled
                  Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss,
                  Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-1330B US Patent Number 6,423,551 issued July 23, 2002, entitled Organo luminescent Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-1330C US Patent Application Serial Number 09/781,621, filed 2/12/2001, entitled Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

B-1330D US Patent Application Serial Number 09/865,130, filed 5/24/2001, entitled Organo luminescent Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-1330E US Patent Application Serial Number 10/155,918, filed 5/24/2002, entitled Organo luminescent Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

IB-I330F US Patent Application Seri al Number 10/155,759, filed 5/24/2002, entitled Semiconductor Nanocrystal Probes for Biological Applications and Process for Making and Using Such Probes, by Shimon Weiss, Marcel Bruchez, Jr., and A. Paul Alivisatos

CIB-1030 US Patent Number 5,537,000, issued July 16, 1996, entitled Electroluminescent Devices Formed Using Semiconductor Nanocrystals as an Electron Transport Media and Method of Making Such Electroluminescent Devices, by A. Paul Alivisatos and Vicki L. Colvin

IB-866A US Patent Number 5,751,018, issued May 12, 1998, entitled Semiconductor Nanocrystals Covalently Bound to Solid Inorganic Surfaces Using Self-Assembled Monolayers, by A. Paul Alivisatos and Vicki L. Colvin

IB-865 US Patent Number 5,262,357, issued November 16, 1993, entitled Low Temperature Thin Films Formed Via Nanocrystal Precursors, by A. Paul Alivisatos and Avery N. Goldstein

IB-864A US Patent Number 5,505,928, issued April 9, 1996, entitled Preparation Of III-V Semiconductor Nanocrystals, by A. Paul Alivisatos and Michael A. Olshavsky